SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 30, 2003


                            LOEHMANN'S HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-28410                   13-4129380
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


2500 Halsey Street, Bronx,  NY                                         10461
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)   Exhibits
              --------

              99.1        Press Release dated May 30, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 30, 2003 Loehmann's Holdings, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended May 3, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 2, 2003

                                     Loehmann's Holdings, Inc.



                                     By: /s/ Robert Glass
                                        ----------------------------------------
                                        Name:  Robert Glass
                                        Title: Chief Operating Officer, Chief
                                               Financial Officer and Secretary

                                  EXHIBIT INDEX

                  Exhibit No.         Description
                  -----------         -----------

                  99.1                Press Release dated May 30, 2003